Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures

Audit Committee
Horizon Technology Finance
312 Farmington Ave
Farmington, CT 06032

And

KeyBanc Capital Markets Inc.
1301 Avenue of the Americas, 37th Floor
New York, NY 10019

We have performed the procedures enumerated below, which were agreed to by Horizon Technology Finance (the Company), and KeyBanc Capital Markets Inc. (collectively the “Specified Parties”) on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of asset-backed notes issued by Horizon Funding Trust 2019-1 in accordance with the confidential Preliminary Offering Memorandum. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of asset-backed notes issued by Horizon Funding Trust 2019-1 in accordance with the confidential Preliminary Offering Memorandum. The sufficiency of these procedures is solely the responsibility of the parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purposes of this report:

(i) The computer-generated Loan Data Files provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”
(ii) The fields in the Loan Data Files, signed contract and signed credit application shall be herein referred to as “Specified Attributes.”
On May 21, 2019, the Specified Parties provided us with 44 individual customer loans (“Underlying Assets”), and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter dated July 15, 2019, on all 44 loans. From May 21, 2019 to June 19, 2019, we were provided with the source documents referenced in Exhibit A related to the Underlying Assets.

For the Underlying Assets, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. We found all Specified Attributes to be in agreement to source documents.

For the Underlying Assets, we recalculated the scheduled contract maturity date based on the term of the loan note set forth on the Loan Data File and the due date for the first scheduled principal and interest payment set forth on the Loan Data File. We then compared our recalculation to the source document. We noted no exceptions in our comparison of the recalculations to the source documents.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also inspected the presence of, compared or verified the following on the Underlying Assets:

•	Inspected presence of signed loan security agreement, signed loan note, and funding certificate.
•	Inspected presence of UCC-1 Filing certificate or application.
 We noted no exceptions in our procedures outlined above.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of asset-backed notes issued by Horizon Funding Trust 2019-1 in accordance with the confidential Preliminary Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.
•	Addressing the value of collateral securing the assets being securitized.
•	Addressing the physical existence or ownership of the assets being securitized.
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.
•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.
•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.
•	Any other terms or requirements of the transaction that do not appear in the report.
Accordingly, we do not provide any assurance on such information.
This report is intended solely for the information and use of the audit committee and management of Horizon Technology Finance Corporation and KeyBanc Capital Markets Inc., and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

New York, New York
July 17, 2019

Exhibit A
Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Borrower	Loan Security Agreement, Loan Note, and Funding Certificate
2	Commitment Amount	Loan Security Agreement, Loan Note, and Funding Certificate
3	Origination Date	Loan Security Agreement, Loan Note, and Funding Certificate
4	Maturity Date	Loan Security Agreement, Loan Note, and Funding Certificate
5	Interest Only (I/O) Period End Date	Loan Security Agreement, Loan Note, and Funding Certificate
6	Coupon Rate	Loan Security Agreement, Loan Note, and Funding Certificate
7	Floating Index Rate	Loan Security Agreement, Loan Note, and Funding Certificate
8	Payment Frequency	Loan Security Agreement, Loan Note, and Funding Certificate
9	Principal Balance Outstanding	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
10	Index Floor	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
11	Floating Rate Margin	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
12	Payment Type	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
13	Obligor Balance	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
14	Interest Only or Amortizing	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
15	Original Term in Months	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
16	Remaining Term in Months	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule
17	Seasoning	Loan Security Agreement, Loan Note, Funding Certificate, and amortization schedule

Exhibit B
Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the arrangement letter dated July 15, 2019.

Specified Attribute
Target Industry
Industry Sector
Credit Rating
Address
Stage
Description of Technology
Lien Position
Loan to Value
Interest Only (in months)
Amortization (in months)
Amendment Notes (if any)
Interest Day Count Method
LTV * Current Balance

5